UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 27, 2003

ANTHONY & SYLVAN POOLS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-26991	31-1522456
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6690 Beta Drive, Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (440) 720-3301

Item 5.     Other Events.

On October 27, 2003, Anthony & Sylvan Pools Corporation (the “Company”) issued a press release announcing it will commence a tender offer to purchase for cash all of its common shares held by shareholders that own 99 or fewer common shares as of the close of business on October 23, 2003. The tender offer is being made solely by the offer to purchase, dated October 28, 2003, which will be mailed to shareholders beginning October 28, 2003. A copy of the registrant’s press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits:

Exhibit	Description

99.1	Press release of Anthony & Sylvan Pools Corporation dated October 27, 2003

Item 12.     Disclosure of Results of Operations and Financial Condition.

The Company’s September 30, 2003 third quarter and nine-month financial results contained in registrant’s press release attached hereto as Exhibit 99.1, incorporated herein by reference, are being furnished under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: ANTHONY & SYLVAN POOLS CORPORATION
Registrant

By: /S/ WILLIAM J. EVANSON
William J. Evanson
Executive Vice President & Chief
Financial Officer

Dated: October 28, 2003

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